UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2016

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2016, Madeline Bell was appointed to Comcast Corporation’s Board of Directors and the Audit Committee of the Board, effective February 22, 2016. The Board has determined that Ms. Bell is independent in accordance with applicable NASDAQ Global Select Market rules and Comcast’s corporate governance guidelines. Ms. Bell has been the President and Chief Executive Officer of The Children’s Hospital of Philadelphia since July 2015 and, prior to that, had been its President and Chief Operating Officer since 2010.

Ms. Bell will receive compensation in accordance with Comcast’s 2002 Non-Employee Director Compensation Plan, as further described in Comcast's proxy statement filed on April 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 17, 2016	By:	/s/ Arthur R. Block
Arthur R. Block
Executive Senior Vice President, General Counsel and Secretary